 SSgA International Stock Selection Fund—Class R

Summary Prospectus—December 20, 2010	Ticker Symbol: ssarx

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=ssarx

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objective

SSgA International Stock Selection Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.68	%*
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.60	%*

*	The fund’s investment advisor and distributor are contractually obligated until December 31, 2011 to waive the management fees and the distribution and service (12b-1) fees and otherwise to reimburse the fund for expenses to the extent necessary to ensure that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) of Class R shares of the fund do not exceed 1.60% of average daily net assets of Class R shares on an annual basis.

Example

This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$163	$505	$871	$1,900

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

SSgA International Stock Selection Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies in the countries and industries represented in the MSCI EAFE Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries (such as measures of growth potential, quality and valuation) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in the MSCI EAFE Universe, which is broader than the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when

 SSgA International Stock Selection Fund—Class R

Summary Prospectus—December 20, 2010	Ticker Symbol: ssarx

necessary, makes updates or adjustments to the economic and financial factors considered.

The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks. The fund also may lend its securities, and it may invest in various fixed-income securities, index futures and money market funds in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund’s Class R Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. Performance information for Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the fund’s Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

June 30, 2009: 20.27%	September 30, 2008: (20.45)%	September 30, 2010: 0.31%

 SSgA International Stock Selection Fund—Class R

Summary Prospectus—December 20, 2010	Ticker Symbol: ssarx

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA International Stock Selection Fund Class R Shares(1)	1 Year*	5 Years*	10 Years*

Return Before Taxes	22.51%	2.78%	1.15%
Return After Taxes on Distributions	21.41%	2.30%	0.52%
Return After Taxes on Distributions and Sale of Fund Shares	14.64%	2.46%	0.84%

MSCI® EAFE® Net Dividend Index	31.78%	3.54%	1.17%

(1)	Class R Shares began operating on May 14, 2004. Performance for the fund’s Class R Shares before inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

*	The returns would have been lower without the contractual expense waiver and/or reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Didier Rosenfeld and Stuart Hall serve as portfolio managers of the fund. They have managed the fund since 2008 and 2010, respectively.

Purchase and Sale of Fund Shares

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the fund’s distributor, to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. Only certain intermediaries are authorized to receive purchase orders on the fund’s behalf. The fund reserves the right to reject any purchase order.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

Payments To Brokers, Banks and Other Financial Intermediaries

The fund and its affiliates may pay the third party intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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